UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------

                                    FORM 8-K

                          ----------------------------


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 14, 2005


                          ----------------------------

                           PARAGON TECHNOLOGIES, INC.
                 (Exact Name of Issuer as Specified in Charter)

                          ----------------------------


           DELAWARE                       1-15729              22-1643428
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)


                  600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040
                    (Address of Principal Executive Offices)


                                 (610) 252-3205
              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)

                          ----------------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]   Written communications pursuant to Rule 425 under the Securities Act

[    ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[    ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act

[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act


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This  Current  Report  on Form 8-K is filed by  Paragon  Technologies,  Inc.,  a
Delaware corporation ("Paragon" or the "Company"), in connection with the matters described herein.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. Leonard S. Yurkovic has announced that he plans to retire and will resign as the Company's President and Chief Executive Officer effective as of December 31, 2005. Following his resignation, Mr. Yurkovic will continue to serve as a Director of the Company. At its meeting on October 14, 2005, the Board of Directors of the Company accepted Mr. Yurkovic's resignation and voted to appoint Mr. Joel L. Hoffner as President and Chief Executive Officer of the Company effective as of January 1, 2006. Mr. Hoffner will hold such positions with the Company until his successor is appointed at a duly held meeting of the Company's Board of Directors.

On September 20, 2005, the Board of Directors of the Company, upon the recommendation of the Board's Nominating Committee, unanimously voted to elect Mr. Hoffner as a Director of the Company to fill the vacancy created by the resignation of Mr. Steven Shulman on August 8, 2005. Mr. Hoffner, age 61, previously served as Vice President of Product Management (June 1992 - June
1995), Vice President of Engineering (May 1987 - January 1988), and Director of Engineering (July 1985 - May 1987) at SI Handling Systems, Inc., a Paragon predecessor company. He has also served as CEO and founder of SI/BAKER, INC., a joint venture between the Company and Automated Prescription Systems, Inc. that provided order fulfillment systems to the mail order pharmacy market. Mr. Hoffner has been a consultant to SI Handling Systems, Inc. and Paragon for various marketing and business evaluation assignments during the last ten years. Currently, Mr. Hoffner provides consulting services related to the Company's corporate development pursuant to the terms of a consulting agreement by and between the Company and The QTX Group dated September 1, 2005. In consideration for their services, The QTX Group receives $7,500 per month and is entitled to reimbursement for all reasonable and necessary out-of-pocket expenses directly incurred by Mr. Hoffner during the course of the engagement with the Company. The parties intend to terminate the consulting agreement with The QTX Group on or prior to the time Mr. Hoffner's appointment as President and Chief Executive Officer of the Company becomes effective. In addition, the Company anticipates entering into an employment arrangement with Mr. Hoffner prior to January 1, 2006.

In addition to the appointment of Mr. Hoffner as President and Chief Executive Officer of the Company, at its meeting on October 14, 2005, the Company's Board of Directors voted to promote Mr. William J. Casey to Executive Vice President of the Company and President of Production & Assembly and Mr. John F. Lehr to Vice President of the Company and Managing Director of Order Fulfillment effective immediately. Mr. Casey and Mr. Lehr will hold their respective positions with the Company until their successors are appointed at a duly held meeting of the Company's Board of Directors.

Mr. Casey, age 61, whose career with the Company spans 38 years, rejoined the Company in December 2003 after a two year absence. He currently serves as Vice President of SI Systems Production & Assembly. From July 2001 to December 2003 he held a similar executive position with The Casey Group, an information technology firm specializing in providing Enterprise Services in IT management, integration, and outsourcing. Previously (1965-2001), Mr. Casey held a variety of senior management positions at Paragon including Executive Vice President, Vice President Sales and Marketing, and Director of Sales. Mr. Casey is a well known leader in the material handling industry. A member of the Conveyor Equipment Manufacturers Association (CEMA) for over 24 years, acting as Board President in 2002-2003, he has served on its Board of Directors since 1997 and chaired numerous committees.

Mr. Lehr, age 45, joined the Company as the Director of Sales and Marketing of SI Systems Order Fulfillment in April of 2005. Mr. Lehr has over 22 years of experience in the material handling systems integration industry with specific expertise in the design, sale and implementation of highly automated distribution centers. He has managed facilities projects in North America, South America and Europe across a wide range of wholesale and retail distribution markets. Over the past 5 years, Mr. Lehr has focused on the development of industry specific analytical processes and tools that assist clients in the resolution of complex distribution problems. These processes have contributed to the success of over $100 million dollars of automated systems projects. From 2003 to 2005 Mr. Lehr was President of Genesys Systems. He served as Managing Partner of Novare-Solutions from 2000 to 2003 and from 1999 to 2000 he held various positions at W&H Systems, a systems integrator, ranging from Project Manager to Vice President. Mr. Lehr received a Bachelor's Degree in Industrial Design from the University of Bridgeport.


Item 7.01. Regulation FD Disclosure.

On October 14, 2005, the Company issued a press release announcing the appointment of Mr. Hoffner as President and Chief Executive Officer of the Company effective as of January 1, 2006, the promotion of Mr. Casey to Executive Vice President of the Company and President of Production & Assembly and the promotion of Mr. John F. Lehr to Vice President of the Company and Managing Director of Order Fulfillment. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

  (c)  Exhibit No.     Description

         99.1          Press Release of Paragon Technologies, Inc. dated
                       October 14, 2005.






















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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PARAGON TECHNOLOGIES, INC.



Date:  October 14, 2005                         By:   /s/ Leonard S. Yurkovic
                                                    --------------------------
                                                          Leonard S. Yurkovic
                                                          President and CEO































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                                Index of Exhibits
                                -----------------


(c)  Exhibit No.       Description

      99.1*            Press Release of Paragon Technologies, Inc. dated
                       October 14, 2005.

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* Filed herewith